UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

BlackRock Strategic Risk Allocation Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2016

Date of reporting period: 07/31/2016

Item 1 – Report to Stockholders

JULY 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Strategic Risk Allocation Fund	of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select "Access Your Account"

3. Next, select "eDelivery" in the "Related Resources" box and follow the sign-up instructions

2	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. But markets recovered swiftly in July as economic data suggested that the negative impact had thus far been contained to the United Kingdom and investors returned to risk assets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.29%	5.61%
U.S. small cap equities (Russell 2000® Index)	18.76	0.00
International equities (MSCI Europe, Australasia, Far East Index)	8.25	(7.53)
Emerging market equities (MSCI Emerging Markets Index)	19.52	(0.75)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.22
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	5.01	8.53
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.54	5.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.27	7.06
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	13.84	5.01

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2016

Investment Objective

BlackRock Strategic Risk Allocation Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended July 31, 2016, the Fund’s Institutional and Investor A Shares outperformed its benchmark, a blend of 60% MSCI World Index Hedged USD Net/40% Barclays US Aggregate Bond Index, while Investor C Shares underperformed.

What factors influenced performance?

•

The Fund has a global multi-asset strategy designed to balance sources of risk and return more optimally than traditional asset allocation portfolios. The Fund will determine the appropriate allocation across classes by seeking a balance of exposure to risks such as interest rate, credit, inflation, liquidity, economic and emerging market risks.

•

The performance of the blend of 60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index is primarily determined by the performance of equity markets. Measured in terms of risk rather than dollars, the comparative index has an allocation of approximately 90% in equities and 10% in bonds.

•

During the 12-month period, the largest positive contributor to absolute performance was inflation linked debt, followed by developed sovereign debt, property, and high yield credit. The largest detractor from performance was energy, followed by developed equities.

•

The Fund routinely holds derivatives to replicate the performance of global equity and bond market indices in a cost-efficient and capital-efficient manner. In addition, the Fund held derivatives designed to protect against the risk of an abrupt rise in U.S. interest rates. As yields decreased during most of the period, these derivatives, in particular foreign currency transactions, contributed negatively to Fund performance.

•	The Fund held cash in reserve in order to meet any potential margin calls. The cash balance did not have a material impact on Fund performance.

Describe recent portfolio activity.

•

From a broad perspective, the decision was made in mid-October 2015 to return the Fund to its full risk level, as the sources of uncertainty that led to the de-risking in July 2015 appeared to have eased. In January, given the increased uncertainty with respect to geopolitical risks and its impact on oil prices, confusion around foreign exchange policy and equity market controls in China, and early signs of global economic slowdown, we decided to take a cautious stance and reduce risk again by 20%. In March, due to the improvement in investor sentiment and a stabilization of global markets, the Fund increased portfolio exposures to bring risk back up to the levels in place prior to the January de-risking measures.

Describe portfolio positioning at period end.

•

The Fund seeks to deliver absolute returns by balancing risks between bonds, equities, and diversifying strategies. At the end of the period, the portfolio was underweight exposure to real (i.e., after inflation) rates relative to economic risk as the investment adviser’s central scenario is that real rates will experience low returns and higher volatility. The Fund remains balanced and continues to have protection in place against possible spikes in U.S. interest rates. Equities and fixed income represented about 34% and 47% of total risk, respectively, with the remaining 19% of risk represented by property and commodities allocations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Foreign Government Obligations	83%
Investment Companies	17

[1]	Total investments exclude short-term securities, options purchased and options written.

Portfolio Holdings	Percent of Total Investments[2]
BlackRock Liquidity Funds, TempFund, Institutional Class	52%
Sweden Inflation Linked Bond	11
Australia Government Inflation Linked Bond	10
iShares TIPS Bond ETF	8
Republic of France Inflation Linked Bond	7
Canadian Government Inflation Linked Bond	5
United Kingdom Gilt Inflation Linked Bond	5
Deutsche Bundesrepublik Inflation Linked Bond	2

[2]	Total investments exclude options purchased and options written.

4	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests in a broad range of global asset classes, such as equity securities, fixed and floating rate debt instruments, derivatives, other investment companies, REITs and commodity-related instruments.

[3]	This customized weighted index is comprised of the returns of the 60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index.

[4]

An index composed of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States and calculated with net dividends reinvested daily on the ex-dividends date 100% hedged to USD using 1-month forward exchange rates.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2016

		Average Annual Total Returns[7]
		1 Year		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	10.37%	2.86%	N/A	2.95%	N/A
Investor A	10.27	2.68	(2.72)%	2.71	1.18%
Investor C	9.84	1.82	0.83	1.92	1.92
60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index	7.53	2.05	N/A	8.31	N/A
MSCI World Index Hedged USD Net	9.46	(0.90)	N/A	11.85	N/A
Barclays U.S. Aggregate Bond Index	4.54	5.94	N/A	2.83	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on December 27, 2012.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,103.70	$5.23	$1,000.00	$1,019.89	$5.02	1.00%
Investor A	$1,000.00	$1,102.70	$6.54	$1,000.00	$1,018.65	$6.27	1.25%
Investor C	$1,000.00	$1,098.40	$10.43	$1,000.00	$1,014.92	$10.02	2.00%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Figures shown in the performance table on the previous page assumes reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2016 and held through July 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	7

Consolidated Schedule of Investments July 31, 2016	(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Australia — 9.9%
Australia Government Inflation Linked Bond:
1.00%, 11/21/18	AUD	813	$655,115
4.00%, 8/20/20		171	246,797
1.25%, 2/21/22		583	511,788
3.00%, 9/20/25		464	519,185
2.50%, 9/20/30		540	612,630
2.00%, 8/21/35		391	404,967

			2,950,482
Canada — 4.9%
Canadian Government Inflation Linked Bond:
4.25%, 12/01/26	CAD	374	415,671
4.00%, 12/01/31		337	411,682
2.00%, 12/01/41		207	225,904
1.50%, 12/01/44		313	319,647
1.25%, 12/01/47		100	98,271

			1,471,175
France — 6.6%
Republic of France Inflation Linked Bond:
0.10%, 7/25/21	EUR	458	541,341
1.10%, 7/25/22		368	465,210
1.85%, 7/25/27		371	544,892
0.70%, 7/25/30		307	417,648

			1,969,091
Germany — 2.2%
Deutsche Bundesrepublik Inflation Linked Bond:
0.75%, 4/15/18		127	144,673
1.75%, 4/15/20		50	61,559
0.10%, 4/15/23		163	196,978
0.50%, 4/15/30		184	249,537

			652,747
Sweden — 10.3%
Sweden Inflation Linked Bond:
0.50%, 6/01/17	SEK	4,450	552,835
4.00%, 12/01/20		855	163,044
0.25%, 6/01/22		4,880	648,465
1.00%, 6/01/25		4,650	676,050
3.50%, 12/01/28		4,335	1,015,605

			3,055,999

Foreign Government Obligations		Par (000)	Value
United Kingdom — 4.7%
United Kingdom Gilt Inflation Linked Bond:
0.13%, 3/22/24	GBP	67	$102,488
0.13%, 3/22/29		82	132,856
0.75%, 3/22/34		69	131,041
1.13%, 11/22/37		133	289,444
0.13%, 3/22/44		189	373,588
0.75%, 11/22/47		155	374,835

			1,404,252
Total Foreign Government Obligations — 38.6%			11,503,746

Investment Companies		Shares
Fixed Income Funds — 8.1%
iShares TIPS Bond ETF (a)		20,592	2,407,205
Total Long-Term Investments (Cost — $13,947,628) — 46.7%			13,910,951

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.36% (a)(b)(c)		14,839,187	14,839,187
Total Short-Term Securities (Cost — $14,839,187) — 49.8%			14,839,187

Options Purchased
(Cost — $197,516) — 0.0%			3,773
Total Investments Before Options Written (Cost — $28,984,331) — 96.5%			28,753,911

Options Written
(Premiums Received — $92,774) — (1.1)%			(320,553)
Total Investments Net of Options Written — 95.4%			28,433,358
Other Assets Less Liabilities — 4.6%			1,385,553

Net Assets — 100.0%			$29,818,911

Portfolio Abbreviations
ASX	Australian Securities Exchange	GSCI	Goldman Sachs Commodity Index	RUB	Russian Ruble
AUD	Australian Dollar	INR	Indian Rupee	S&P	Standard & Poor’s
BRL	Brazilian Real	JPY	Japanese Yen	SEK	Swedish Krona
CAD	Canadian Dollar	KRW	South Korean Won	SPI	Share Price Index Futures
EPRA	European Public Real Estate Association	LIBOR	London Interbank Offered Rate	TIPS	Treasury Inflation Protected Securities
ETF	Exchange-Traded Fund	MSCI	Morgan Stanley Capital International	TOPIX	Tokyo Stock Price Index
EUR	Euro	MYR	Malaysian Ringgit	TWD	Taiwan New Dollar
FTSE	Financial Times Stock Exchange	NAREIT	National Association of Real Estate Investment Trusts	USD	U.S. Dollar
GBP	British Pound	OTC	Over-the-Counter

See Notes to Consolidated Financial Statements.

8	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Consolidated Schedule of Investments (continued)

Notes to Consolidated Schedule of Investments

(a)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Shares Purchased	Shares Sold	Shares Held at July 31, 2016	Value at July 31, 2016	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	18,716,182	—	(3,876,995)[1]	14,839,187	$14,839,187	$33,201	$354
iShares TIPS Bond ETF	28,501	3,843	(11,752)	20,592	2,407,205	21,809	(127,957)
Total					$17,246,392	$55,010	$(127,603)

1 Represents net shares sold.

(b)	Current yield as of period end.

(c)	All or a portion of security is held by a wholly-owned subsidiary.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long	Issue	Expiration	Notional Value		Unrealized Appreciation
1	ASX SPI 200 Index[1]	September 2016	USD	104,854	$7,730
18	Australian Government Bonds (10 Year)	September 2016	USD	1,878,745	33,818
4	Euro STOXX 50 Index[1]	September 2016	USD	133,400	6,824
1	FTSE 100 Index[1]	September 2016	USD	88,360	9,951
17	Japanese Government Bonds (10 Year)	September 2016	USD	2,545,460	12,239
10	Mini MSCI Emerging Markets Index[1]	September 2016	USD	440,750	41,924
2	Russell 2000 Mini Index[1]	September 2016	USD	243,400	17,370
3	S&P 500 E-Mini Index[1]	September 2016	USD	325,230	11,640
1	TOPIX Index[1]	September 2016	USD	130,200	30
Total					$141,526

1   All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts
Currency Purchased			Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	180,000	[1]	USD	135,337	JPMorgan Chase Bank N.A.	9/06/16	$1,270
CAD	290,000	[1]	USD	219,215	JPMorgan Chase Bank N.A.	9/06/16	2,948
EUR	76,000	[1]	USD	85,624	JPMorgan Chase Bank N.A.	9/06/16	(519)
EUR	207,000	[1]	USD	229,265	JPMorgan Chase Bank N.A.	9/06/16	2,534
EUR	330,000	[1]	USD	363,825	JPMorgan Chase Bank N.A.	9/06/16	5,711
JPY	7,449,000	[1]	USD	73,074	JPMorgan Chase Bank N.A.	9/06/16	36
JPY	6,500,000	[1]	USD	62,367	JPMorgan Chase Bank N.A.	9/06/16	1,429
SEK	500,000	[1]	USD	57,955	JPMorgan Chase Bank N.A.	9/06/16	591
USD	2,975,644	[1]	AUD	4,140,062	JPMorgan Chase Bank N.A.	9/06/16	(166,369)
USD	117,348	[1]	AUD	158,000	JPMorgan Chase Bank N.A.	9/06/16	(2,563)
USD	45,553	[1]	AUD	60,000	JPMorgan Chase Bank N.A.	9/06/16	17
USD	60,102	[1]	AUD	79,000	JPMorgan Chase Bank N.A.	9/06/16	147
USD	137,651	[1]	BRL	508,000	JPMorgan Chase Bank N.A.	9/06/16	(16,926)

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	9

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	88,959[1]	CAD	116,000	JPMorgan Chase Bank N.A.	9/06/16	$94
USD	96,179[1]	CAD	123,000	JPMorgan Chase Bank N.A.	9/06/16	1,951
USD	1,824,854[1]	CAD	2,365,724	JPMorgan Chase Bank N.A.	9/06/16	12,517
USD	152,036[1]	EUR	137,000	JPMorgan Chase Bank N.A.	9/06/16	(1,377)
USD	102,555[1]	EUR	92,000	JPMorgan Chase Bank N.A.	9/06/16	(468)
USD	135,484[1]	EUR	121,000	JPMorgan Chase Bank N.A.	9/06/16	(13)
USD	92,758[1]	EUR	82,000	JPMorgan Chase Bank N.A.	9/06/16	934
USD	3,559,851[1]	EUR	3,172,702	JPMorgan Chase Bank N.A.	9/06/16	7,045
USD	89,936[1]	GBP	68,000	JPMorgan Chase Bank N.A.	9/06/16	(118)
USD	130,520[1]	GBP	96,000	JPMorgan Chase Bank N.A.	9/06/16	3,385
USD	57,277[1]	GBP	39,000	JPMorgan Chase Bank N.A.	9/06/16	5,628
USD	1,842,276[1]	GBP	1,252,006	JPMorgan Chase Bank N.A.	9/06/16	184,213
USD	180,792[1]	INR	12,330,000	UBS AG	9/06/16	(2,033)
USD	777,128[1]	JPY	85,185,633	JPMorgan Chase Bank N.A.	9/06/16	(58,947)
USD	60,936[1]	JPY	6,238,000	JPMorgan Chase Bank N.A.	9/06/16	(288)
USD	310,479[1]	KRW	367,026,000	UBS AG	9/06/16	(17,102)
USD	95,974[1]	MYR	391,000	UBS AG	9/06/16	149
USD	69,295[1]	RUB	4,641,000	JPMorgan Chase Bank N.A.	9/06/16	(312)
USD	85,754[1]	SEK	712,000	Barclays Bank PLC	9/06/16	2,385
USD	3,197,300[1]	SEK	26,423,468	JPMorgan Chase Bank N.A.	9/06/16	103,319
USD	256,558[1]	TWD	8,333,000	UBS AG	9/06/16	(4,663)

Total						$64,605

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.60%	Pay	3-month LIBOR	1/09/17	USD 2,000	$775
	JPMorgan Chase
10-Year Interest Rate Swap	Bank N.A.	Put	2.60%	Pay	3-month LIBOR	1/09/17	USD 2,000	775
	JPMorgan Chase
10-Year Interest Rate Swap	Bank N.A.	Put	2.85%	Pay	3-month LIBOR	1/09/17	USD 6,250	1,112
	JPMorgan Chase
10-Year Interest Rate Swap	Bank N.A.	Put	2.85%	Pay	3-month LIBOR	1/09/17	USD 6,250	1,111
Total								$3,773

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
	JPMorgan Chase
10-Year Interest Rate Swap	Bank N.A.	Call	1.90%	Pay	3-month LIBOR	1/09/17	USD 3,100	$(160,276)
	JPMorgan Chase
10-Year Interest Rate Swap	Bank N.A.	Call	1.90%	Pay	3-month LIBOR	1/09/17	USD 3,100	(160,277)
Total								$(320,553)

See Notes to Consolidated Financial Statements.

10	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Consolidated Schedule of Investments (continued)

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 26 Version 1	5.00%	6/20/21	B+	USD	2,950	$74,190
CDX.NA.IG Series 26 Version 1	1.00%	6/20/21	BBB+	USD	7,430	30,987
iTraxx Europe Crossover Series 25 Version 1	5.00%	6/20/21	B+	EUR	845	(226)
iTraxx Europe Series 25 Version 1	1.00%	6/20/21	BBB+	EUR	6,100	33,134
Total						$138,085

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
CDX.EM Series 25 Version 1	1.00%	BNP Paribas S.A.	6/20/21	BBB	USD	3,250	$(235,546)	$(263,296)	$27,750
CDX.EM Series 25 Version 1	1.00%	BNP Paribas S.A.	6/20/21	BBB	USD	800	(57,980)	(61,744)	3,764
CDX.EM Series 25 Version 1	1.00%	BNP Paribas S.A.	6/20/21	BBB	USD	150	(10,863)	(10,667)	(196)
Total							$(304,389)	$(335,707)	$31,318

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps
Reference Entity	Fixed Rate (Amount)/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Canadian (10 Year) Bond Futures September 2016	CAD 2,453,420[2]	Bank of America N.A.	8/25/16	17	$54,180	—	$54,180
Long Gilt Futures September 2016	GBP 1,225,959[2]	Bank of America N.A.	8/25/16	10	110,563	—	110,563
U.S. Treasury (10 Year) Notes Futures September 2016	USD 9,577,309[2]	Bank of America N.A.	8/29/16	74	268,159	—	268,159
U.S. Treasury (10 Year) Notes Futures September 2016	USD 265,848[2]	Bank of America N.A.	8/29/16	2	246	—	246
U.S. Treasury (10 Year) Notes Futures September 2016	USD 133,658[2]	Bank of America N.A.	8/29/16	1	(612)	—	(612)
Euro-Bund Futures September 2016	EUR 1,311,530[2]	Bank of America N.A.	9/06/16	8	34,602	—	34,602
FTSE EPRA/NAREIT Developed Index[1]	3-month LIBOR minus 0.25%[3]	JPMorgan Chase Bank N.A.	9/16/16	81	29,050	—	29,050
FTSE EPRA/NAREIT Developed Index[1]	3-month LIBOR minus 0.25%[3]	JPMorgan Chase Bank N.A.	9/16/16	70	25,100	—	25,100
FTSE EPRA/NAREIT Developed Index[1]	3-month LIBOR minus 0.40%[3]	JPMorgan Chase Bank N.A.	9/16/16	24	8,622	—	8,622
MSCI World Small Cap Net Total Return Index[1]	3-month LIBOR minus 0.42%[3]	JPMorgan Chase Bank N.A.	9/16/16	1,744	39,008	—	39,008
S&P GSCI Excess Return on the Light Energy Index[1]	USD 749,933[2]	BNP Paribas S.A.	9/16/16	3,948	(11,187)	—	(11,187)

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	11

Consolidated Schedule of Investments (continued)

Reference Entity	Fixed Rate (Amount)/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
S&P GSCI Excess Return on the Light Energy Index[1]	USD 318,246[2]	BNP Paribas S.A.	9/16/16	1,670	$(5,757)	—	$(5,757)
S&P GSCI Excess Return on the Light Energy Index[1]	USD 631,124[4]	JPMorgan Chase Bank N.A.	9/16/16	3,372	(42,926)	—	(42,926)
S&P GSCI Excess Return on the Light Energy Index[1]	USD 201,952[4]	JPMorgan Chase Bank N.A.	9/16/16	1,079	(13,719)	—	(13,719)
FTSE EPRA/NAREIT Developed Index[1]	3-month LIBOR minus 0.34%[3]	JPMorgan Chase Bank N.A.	12/16/16	154	53,226	—	53,226
FTSE EPRA/NAREIT Developed Index[1]	3-month LIBOR minus 0.34%[3]	JPMorgan Chase Bank N.A.	12/16/16	57	19,701	—	19,701
MSCI Emerging Markets Net Total Return Index[1]	3-month LIBOR plus 0.35%[3]	BNP Paribas S.A.	12/16/16	2,009	63,513	—	63,513
MSCI World Small Cap Net Total Return Index[1]	3-month LIBOR minus 0.28%[3]	JPMorgan Chase Bank N.A.	12/16/16	5,802	114,667	—	114,667
MSCI World Small Cap Net Total Return Index[1]	3-month LIBOR minus 0.28%[3]	JPMorgan Chase Bank N.A.	12/16/16	434	8,577	—	8,577
S&P GSCI Excess Return on the Light Energy Index[1]	USD 1,433,474[2]	BNP Paribas S.A.	12/16/16	7,032	(117,423)	—	(117,423)
S&P GSCI Excess Return on the Light Energy Index[1]	USD 220,170[2]	BNP Paribas S.A.	12/16/16	1,135	(7,746)	—	(7,746)
MSCI Emerging Markets Net Total Return Index[1]	3-month LIBOR plus 0.09%[3]	JPMorgan Chase Bank N.A.	3/17/17	2,362	74,887	—	74,887
MSCI Emerging Markets Net Total Return Index[1]	3-month LIBOR plus 0.40%[3]	JPMorgan Chase Bank N.A.	3/17/17	1,402	44,290	—	44,290
S&P GSCI Excess Return on the Light Energy Index[1]	USD 160,027[2]	JPMorgan Chase Bank N.A.	3/17/17	855	—	—	—
Total					$749,021	—	$749,021

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

[3]	Fund receives the total return of the reference entity and pays the floating amount.

[4]	Fund receives the total return of the reference entity and pays the fixed amount.

Transactions in Options Written for the Year Ended July 31, 2016
	Calls

	Notional (000)

	USD	Premiums Received

Outstanding options, beginning of year	—	—
Options written	6,200	$92,774

Outstanding options, end of year	6,200	$92,774

See Notes to Consolidated Financial Statements.

12	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	$95,469	—	$46,057	—	$141,526
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$336,303	—	—	336,303
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	3,773	—	3,773
Swaps — OTC	Unrealized appreciation on OTC swaps	—	$31,514	480,641	—	467,750	—	979,905
Swaps — centrally cleared	Net unrealized appreciation[1]	—	138,311	—	—	—	—	138,311

Total		—	$169,825	$576,110	$336,303	$517,580	—	$1,599,818

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$271,698	—	—	$271,698
Options written	Options written, at value	—	—	—	—	$320,553	—	320,553
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	$198,758	$335,903	—	—	612	—	535,273
Swaps — centrally cleared	Net unrealized depreciation[1]	—	226	—	—	—	—	226

Total		$198,758	$336,129	—	$271,698	$321,165	—	$1,127,750

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	—	—	$(359,638)	—	$287,381	—	$(72,257)
Foreign currency transactions	—	—	—	$39,916	—	—	39,916
Options purchased[1]	—	—	—	—	(323,060)	—	(323,060)
Swaps	$(622,039)	$151,582	(389,135)	—	580,119	—	(279,473)

Total	$(622,039)	$151,582	$(748,773)	$39,916	$544,440	—	$(634,874)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$149,577	—	$(49,791)	—	$99,786
Foreign currency translations	—	—	—	$(237,075)	—	—	(237,075)
Options purchased[2]	—	—	—	—	(102,062)	—	(102,062)
Options written	—	—	—	—	(227,779)	—	(227,779)
Swaps	$ 102,054	$171,208	628,146	—	246,595	—	1,148,003

Total	$ 102,054	$171,208	$777,723	$(237,075)	$(133,037)	—	$680,873

[1]	Options purchased are included in the net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	13

Consolidated Schedule of Investments (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,258,232
Average notional value of contracts — short	$303,095
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$18,672,132
Average amounts sold — in USD	$1,801,616
Options:
Average notional value of swaption contracts purchased	$22,225,000
Average notional value of swaption contracts written	$4,650,000
Credit default swaps:
Average notional value — buy protection	$42,875	[1]
Average notional value — sell protection	$22,301,502
Total return swaps:
Average notional value	$25,418,921

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$7,253		$19,372
Forward foreign currency exchange contracts.	336,303		271,698
Options	3,773	[1]	320,553
Swaps — Centrally cleared	20,863		—
Swaps — OTC[2]	979,905		535,273

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$1,348,097		$1,146,689
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(28,116)		(19,372)

Total derivative assets and liabilities subject to an MNA	$1,319,981		$1,127,524

[1]

Includes options purchased at value which is included as Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums received in the Consolidated Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$467,750	$(612)	$(467,138)	—	—
Barclays Bank PLC	2,385	—	—	—	$2,385
BNP Paribas S.A.	95,027	(95,027)	—	—	—
JPMorgan Chase Bank N.A.	754,670	(625,098)	—	$(129,572)	—
UBS AG	149	(149)	—	—	—

Total	$1,319,981	$(720,886)	$(467,138)	$(129,572)	$2,385

See Notes to Consolidated Financial Statements.

14	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Consolidated Schedule of Investments (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$612	$(612)	—	—	—
BNP Paribas S.A.	478,016	(95,027)	—	—	$382,989
JPMorgan Chase Bank N.A.	625,098	(625,098)	—	—	—
UBS AG	23,798	(149)	—	—	23,649

Total	$1,127,524	$(720,886)	—	—	$406,638

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Foreign Government Obligations	—	$11,503,746	—	$11,503,746
Investment Companies	$2,407,205	—	—	2,407,205
Short-Term Securities	14,839,187	—	—	14,839,187
Options Purchased:
Interest rate contracts	—	3,773	—	3,773

Total	$17,246,392	$11,507,519	—	$28,753,911

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$169,825	—	$169,825
Equity contracts	$95,469	480,641	—	576,110
Foreign currency exchange contracts	—	336,303	—	336,303
Interest rate contracts	46,057	467,750	—	513,807
Liabilities:
Commodity contracts	—	(198,758)	—	(198,758)
Credit contracts	—	(422)	—	(422)
Foreign currency exchange contracts	—	(271,698)	—	(271,698)
Interest rate contracts	—	(321,165)	—	(321,165)

Total	$141,526	$662,476	—	$804,002

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	15

Consolidated Schedule of Investments (concluded)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$717,225	—	—	$717,225
Cash pledged:
Collateral — Options written	100,000	—	—	100,000
Futures contracts	143,260	—	—	143,260
Centrally cleared swaps	462,710	—	—	462,710
Liabilities:
Cash received as collateral for OTC derivatives	—	$(520,000)	—	(520,000)

Total	$1,423,195	$(520,000)	—	$903,195

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

16	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Consolidated Statement of Assets and Liabilities

July 31, 2016

Assets
Investments at value — unaffiliated (cost — $11,780,738)	$11,507,519
Investments at value — affiliated (cost — $17,203,593)	17,246,392
Cash pledged:
Collateral — Options written	100,000
Futures contracts	143,260
Centrally cleared swaps	462,710
Foreign currency at value (cost — $687,884)	717,225
Receivables:
Swaps	10,483
Capital shares sold	538
Dividends — affiliated	4,741
Interest	35,239
From the Manager	3,814
Variation margin on futures contracts	7,253
Variation margin on centrally cleared swaps	20,863
Unrealized appreciation on:
Forward foreign currency exchange contracts	336,303
OTC swaps	979,905
Prepaid expenses	24,765

Total assets	31,601,010

Liabilities
Cash received as collateral for OTC derivatives	520,000
Options written at value (premiums received — $92,774)	320,553
Payables:
Capital shares redeemed	1,573
Investment advisory fees	943
Officer’s and Trustees’ fees	2,079
Other accrued expenses	108,738
Other affiliates	1,062
Service and distribution fees	808
Variation margin on futures contracts	19,372
Swap premiums received	335,707
Unrealized depreciation on:
Forward foreign currency exchange contracts	271,698
OTC swaps	199,566

Total liabilities	1,782,099

Net Assets	$29,818,911

Net Assets Consist of
Paid-in capital	$29,461,643
Undistributed net investment income	283,575
Accumulated net realized loss	(620,309)
Net unrealized appreciation (depreciation)	694,002

Net Assets	$29,818,911

Net Asset Value
Institutional — Based on net assets of $27,711,602 and 2,830,849 shares outstanding, unlimited shares authorized, $0.001 par value	$9.79

Investor A — Based on net assets of $1,447,987 and 148,275 shares outstanding, unlimited shares authorized, $0.001 par value	$9.77

Investor C — Based on net assets of $659,322 and 67,929 shares outstanding, unlimited shares authorized, $0.001 par value	$9.71

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	17

Consolidated Statement of Operations

Year Ended July 31, 2016

Investment Income
Dividends — affiliated	$55,010
Interest[1]	116,960

Total income	171,970

Expenses
Investment advisory	235,856
Professional	112,662
Registration	50,172
Printing	29,265
Transfer agent — class specific	15,135
Accounting services	13,654
Administration	13,365
Service and distribution — class specific	9,425
Officer and Trustees	8,767
Administration — class specific	6,296
Custodian	2,733
Miscellaneous	22,351

Total expenses	519,681
Less:
Administration fees waived	(133)
Administration fees waived — class specific	(6,296)
Expenses reimbursed by Manager	(522)
Fees waived by the Manager	(173,742)
Transfer agent fees reimbursed — class specific	(14,357)
Transfer agent fees waived — class specific	(462)

Total expenses after fees waived and reimbursed	324,169

Net investment loss	(152,199)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(880,568)
Investments — affiliated	(127,957)
Capital gain distributions received from affiliated investment companies	354
Futures contracts	(72,257)
Swaps	(279,473)
Foreign currency transactions	270,921

(1,088,980)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	735,776
Investments — affiliated	193,439
Options written	(227,779)
Futures contracts	99,786
Swaps	1,148,003
Foreign currency translations	(192,487)

1,756,738

Total realized and unrealized gain	667,758

Net Increase in Net Assets Resulting from Operations	$515,559

1 Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

18	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Consolidated Statements of Changes in Net Assets

	Year Ended July 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment loss	$(152,199)	$(206,356)
Net realized gain (loss)	(1,088,980)	2,303,703
Net change in unrealized appreciation (depreciation)	1,756,738	(1,768,720)

Net increase in net assets resulting from operations	515,559	328,627

Distributions to Shareholders[1]
From net investment income:
Institutional	(1,283,526)	(937,282)
Investor A	(59,585)	(43,538)
Investor C	(15,733)	(19,182)
From net realized gain:
Institutional	—	(65,224)
Investor A	—	(3,192)
Investor C	—	(1,627)

Decrease in net assets resulting from distributions to shareholders	(1,358,844)	(1,070,045)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(7,596,961)	11,260,213

Net Assets
Total increase (decrease) in net assets	(8,440,246)	10,518,795
Beginning of year	38,259,157	27,740,362

End of year	$29,818,911	$38,259,157

Undistributed net investment income, end of year	$283,575	$917,097

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	19

Consolidated Financial Highlights

	Institutional
	Year Ended July 31,			Period December 27, 2012[1] to July 31, 2013
	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$9.96	$10.11	$9.54	$10.00

Net investment loss[2]	(0.04)	(0.06)	(0.07)	(0.02)
Net realized and unrealized gain (loss)	0.29	0.28	1.02	(0.40)

Net increase (decrease) from investment operations	0.25	0.22	0.95	(0.42)

Distributions:[3]
From net investment income	(0.42)	(0.35)	(0.38)	(0.04)
From net realized gain	—	(0.02)	—	—

Total distributions	(0.42)	(0.37)	(0.38)	(0.04)

Net asset value, end of period	$9.79	$9.96	$10.11	$9.54

Total Return[4]
Based on net asset value	2.86%	2.24%	10.24%	(4.25)%[5]

Ratios to Average Net Assets
Total expenses[6]	1.61%	1.52%	1.69%	2.36%[7,8]

Total expenses after fees waived and reimbursed[6]	1.00%	1.00%	1.00%	0.99%[7]

Net investment loss[6]	(0.45)%	(0.61)%	(0.67)%	(0.35)%[7]

Supplemental Data
Net assets, end of period (000)	$27,712	$35,597	$26,325	$24,404

Portfolio turnover rate	11%	4%	77%	59%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period December 27, 2012[1] to July 31, 2013
	2016	2015	2014
Investments in underlying funds	0.08%	0.09%	0.10%	0.18%

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional Shares would have been 2.57%.

See Notes to Consolidated Financial Statements.

20	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Consolidated Financial Highlights (continued)

	Investor A
	Year Ended July 31,			Period December 27, 2012[1] to July 31, 2013
	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$9.93	$10.09	$9.53	$10.00

Net investment loss[2]	(0.07)	(0.09)	(0.08)	(0.02)
Net realized and unrealized gain (loss)	0.30	0.28	1.00	(0.41)

Net increase (decrease) from investment operations	0.23	0.19	0.92	(0.43)

Distributions:[3]
From net investment income	(0.39)	(0.33)	(0.36)	(0.04)
From net realized gain	—	(0.02)	—	—

Total distributions	(0.39)	(0.35)	(0.36)	(0.04)

Net asset value, end of period	$9.77	$9.93	$10.09	$9.53

Total Return[4]
Based on net asset value	2.68%	1.97%	9.92%	(4.35)%[5]

Ratios to Average Net Assets
Total expenses[6]	2.03%	1.94%	2.09%	2.38%[7,8]

Total expenses after fees waived and reimbursed[6]	1.25%	1.25%	1.25%	1.24%[8]

Net investment loss[6]	(0.70)%	(0.86)%	(0.81)%	(0.30)%[8]

Supplemental Data
Net assets, end of period (000)	$1,448	$1,811	$1,014	$378

Portfolio turnover rate	11%	4%	77%	59%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period December 27, 2012[1] to July 31, 2013
	2016	2015	2014
Investments in underlying funds	0.08%	0.09%	0.10%	0.18%

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor A Shares would have been 2.59%.

[8]	Annualized.

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	21

Consolidated Financial Highlights (concluded)

	Investor C
	Year Ended July 31,			Period December 27, 2012[1] to July 31, 2013
	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$9.84	$10.02	$9.48	$10.00

Net investment loss[2]	(0.13)	(0.16)	(0.16)	(0.06)
Net realized and unrealized gain (loss)	0.29	0.29	1.00	(0.42)

Net increase (decrease) from investment operations	0.16	0.13	0.84	(0.48)

Distributions:[3]
From net investment income	(0.29)	(0.29)	(0.30)	(0.04)
From net realized gain	—	(0.02)	—	—

Total distributions	(0.29)	(0.31)	(0.30)	(0.04)

Net asset value, end of period	$9.71	$9.84	$10.02	$9.48

Total Return[4]
Based on net asset value	1.82%	1.32%	9.09%	(4.86)%[5]

Ratios to Average Net Assets
Total expenses[6]	2.72%	2.59%	2.80%	3.00%[7,8]

Total expenses after fees waived and reimbursed[6]	2.00%	2.00%	2.00%	1.98%[8]

Net investment loss[6]	(1.45)%	(1.56)%	(1.67)%	(0.98)%[8]

Supplemental Data
Net assets, end of period (000)	$659	$851	$402	$313

Portfolio turnover rate	11%	4%	77%	59%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period December 27, 2012[1] to July 31, 2013
	2016	2015	2014
Investments in underlying funds	0.08%	0.09%	0.10%	0.18%

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C Shares would have been 3.21%.

[8]	Annualized.

See Notes to Consolidated Financial Statements.

22	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Notes to Consolidated Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. BlackRock Strategic Risk Allocation Fund (the “Fund”) is a series of the Trust. The Trust is organized as a Massachusetts business trust. The Fund is classified as non-diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

As of period end, the Fund’s investment in BlackRock Liquidity Funds, TempFund was 50% of its net assets. The financial statements of BlackRock Liquidity Funds, TempFund, including the Schedules of Investments, can be read in conjunction with the Fund’s consolidated financial statements. BlackRock Liquidity Funds, TempFund’s financial statements, included in filings under BlackRock Liquidity Funds, are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Strategic Risk Allocation Fund Ltd. (“Cayman Strategic Risk Allocation”) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and consolidated financial statements of the Fund include the positions and accounts, respectively, of the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of the Subsidiary included in the consolidated financial statements:

Cayman Strategic Risk Allocation
Consolidated Statement of Assets and Liabilities
Total assets	$4,007,623
Total liabilities	520,301

Net assets	$3,487,322

Consolidated Statement of Operations
Net investment income	$4,923
Net realized gain (loss) from:
Futures contracts	(371,796)
Swaps	(1,114,118)
Foreign currency transactions	61,064

(1,424,850)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	142,079
Swaps	730,200
Foreign currency translations	(222,464)

649,815

Net decrease in net assets resulting from operations	$(770,112)

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	23

Notes to Consolidated Financial Statements (continued)

Cayman Strategic Risk Allocation

Consolidated Statement of Changes in Net Assets
Net investment income	$4,923
Net realized loss	(1,424,850)
Net change in unrealized appreciation (depreciation)	649,815

Net decrease in net assets resulting from operations	(770,112)
Net increase (decrease) in net assets derived from capital share transactions	—

Net decrease in net assets	$(770,112)

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund is recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

24	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Notes to Consolidated Financial Statements (continued)

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	25

Notes to Consolidated Financial Statements (continued)

Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Consolidated Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

26	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Notes to Consolidated Financial Statements (continued)

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	27

Notes to Consolidated Financial Statements (continued)

instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

28	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Notes to Consolidated Financial Statements (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	29

Notes to Consolidated Financial Statements (continued)

The Manager, with respect to the Fund, entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Distribution Fee	—	0.75%
Service Fee	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended July 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$ 3,617	$ 5,808	$9,425

Administration

The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion.	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended July 31, 2016, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$5,890	$289	$117	$6,296

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for the Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Consolidated Statement of Operations. For the year ended July 31, 2016, the administration fees waived at the Fund level was $133.

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2016, the Fund did not pay any amounts to affiliates in return for these services.

30	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Notes to Consolidated Financial Statements (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended July 31, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$233	$151	$78	$462

For the year ended July 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$11,392	$2,906	$837	$15,135

Other Fees

For the year ended July 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $132.

Expense Limitations, Waivers, Reimbursements and Recoupments

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C
1.00%	1.25%	2.00%

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to December 1, 2017 unless approved by the Board, including a majority of the Independent Trustees who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Trustees”) or by a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the year ended July 31, 2016, the amount waived was $9,043.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the year ended July 31, 2016, the amount included in fees waived by the Manager was $164,699.

In addition, for the year ended July 31, 2016, the Manager reimbursed $522, which is shown as expenses reimbursed by the Manager in the Consolidated Statement of Operations.

Class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration Fees Waived	$5,890	$289	$117	$6,296
Transfer Agent Fees Waived	$233	$151	$78	$462
Transfer Agent Fees Reimbursed	$10,870	$2,746	$741	$14,357

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	31

Notes to Consolidated Financial Statements (continued)

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

• The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

• The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On July 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2017	2018
Fund Level	$151,290	$165,354
Institutional	$8,688	$16,993
Investor A	$2,796	$3,186
Investor C	$603	$936

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on July 31, 2016:

Fund Level	$162,792
Institutional	$6,828
Investor A	$641
Investor C	$480

Officers and Trustees

Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Consolidated Statement of Operations.

7. Purchases and Sales:

For the year ended July 31, 2016, purchases and sales of investments, excluding short-term securities were $1,574,978 and $6,118,853, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the three years ended July 31, 2016 and the period ended July 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

32	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Notes to Consolidated Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, accounting for swap agreements and the characterization of income/losses from a wholly-owned foreign subsidiary were reclassified to the following accounts:

Paid-in capital	$(1,510,234)
Undistributed net investment income	$877,521
Accumulated net realized loss	$632,713

The tax character of distributions paid was as follows:

	7/31/16	7/31/15
Ordinary income	$1,358,844	$1,070,045

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$306,134
Capital loss carryforwards	(570,344)
Net unrealized gains[1]	621,478

Total	$357,268

[1]

The difference between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the accounting for swap agreements and the investment in wholly-owned subsidiaries.

As of July 31, 2016, the Fund had a capital loss carryforward of $570,344 with no expiration dates, available to offset future realized gains.

As of July 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$29,012,585

Gross unrealized appreciation	$244,176
Gross unrealized depreciation	(502,850)

Net unrealized depreciation	$(258,674)

9. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	33

Notes to Consolidated Financial Statements (continued)

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	76,384	$726,253	1,124,130	$11,494,501
Shares issued in reinvestment of distributions	19,705	177,740	2,482	24,495
Shares redeemed	(839,324)	(8,005,775)	(157,069)	(1,573,355)

Net increase (decrease)	(743,235)	$(7,101,782)	969,543	$9,945,641

34	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Notes to Consolidated Financial Statements (concluded)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Investor A
Shares sold	29,077	$274,036	118,385	$1,207,729
Shares issued in reinvestment of distributions	6,504	58,600	4,654	45,839
Shares redeemed	(69,658)	(651,001)	(41,191)	(413,225)

Net increase (decrease)	(34,077)	$(318,365)	81,848	$840,343

Investor C
Shares sold	17,668	$166,913	102,446	$1,032,359
Shares issued in reinvestment of distributions	1,605	14,432	1,984	19,449
Shares redeemed	(37,872)	(358,159)	(57,989)	(577,579)

Net increase (decrease)	(18,599)	$(176,814)	46,441	$474,229

Total Net Increase (Decrease)	(795,911)	$(7,596,961)	1,097,832	$11,260,213

At July 31, 2016, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

	Institutional	Investor A	Investor C
Shares	2,504,182	2,509	2,509

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Strategic Risk Allocation Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Strategic Risk Allocation Fund, a series of BlackRock Funds (the “Fund”), as of July 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Strategic Risk Allocation Fund of BlackRock Funds as of July 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 27, 2016

Important Tax Information (Unaudited)

During the fiscal year ended July 31, 2016, the following information is provided with respect to the ordinary income distributions paid:

	Payable Date	Percentage
Federal Obligation Interest[1]	12/30/15	1.05%
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents[2]	12/30/15	21.69%

[1]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

36	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 21, 2016 (the “April Meeting”) and May 18-20, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Strategic Risk Allocation Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund and the Sub-Advisory Agreement between the Manager and BIL with respect to the Fund, each for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance

38	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

of the Fund as compared to other funds in its applicable Broadridge category and certain performance metrics. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-year, three-year and since-inception periods reported, the Fund ranked in second quartile against its Broadridge Performance Universe.

In light of the Fund’s outcome oriented objective, BlackRock believes that other performance metrics may be more appropriate than the Broadridge Performance Universe, and the Board was provided with a comparison of Fund performance relative to certain of these other metrics. Under these other metrics, for the one-year, three-year and since inception periods, the Fund underperformed its total return target, although the total return target is designed to be based on a time horizon of five years and greater, but in this case is being viewed over a shorter time horizon. The overall risk of the Fund as measured by the standard deviation of returns was below its upper threshold level for the periods.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administration fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund and the Sub-Advisory Agreement between the Manager and BIL with respect to the Fund, each for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

40	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business from 1991 to 2014; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	26 RICs consisting of 144 Portfolios	NSTAR (electric and gas utility)
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	41

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None
Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for David O. Beim and Dr. Matina S. Horner until December 31, 2016, which the Board believes is in the best interests of shareholders of the Trust.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

42	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Richard Hoerner, CFA 1958	Vice President	Since 2009	Independent consultant since 2016; Managing Director of BlackRock, Inc. from 2000 to 2016; Chairman of the Global Cash Group from 2015 to 2016; Head of the Global Cash Group from 2013 to 2015; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee from 2005 to 2016.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Adviser BlackRock International Limited Edinburgh, United Kingdom EH3 8BL	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	43

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Trustees of the Trust.

		Votes For	Votes Withheld
Approved the Trustees* as follows:	David O. Beim	3,327,629,620	22,971,395
	Susan J. Carter	3,329,237,692	21,363,323
	Collette Chilton	3,329,179,365	21,421,650
	Neil A. Cotty	3,328,526,288	22,074,727
	Matina S. Horner	3,326,965,973	23,635,042
	Rodney D. Johnson	3,327,844,311	22,756,704
	Cynthia A. Montgomery	3,328,882,847	21,718,168
	Joseph P. Platt	3,327,563,553	23,037,462
	Robert C. Robb, Jr.	3,327,822,475	22,778,540
	Mark Stalnecker	3,327,691,900	22,909,115
	Kenneth L. Urish	3,324,875,151	25,725,864
	Claire A. Walton	3,329,000,010	21,601,005
	Frederick W. Winter	3,327,879,107	22,721,908
	Barbara G. Novick	3,327,607,976	22,993,039
	John M. Perlowski	3,326,473,221	24,127,794

* Denotes Trust-wide proposal and voting results.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

44	BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK STRATEGIC RISK ALLOCATION FUND	JULY 31, 2016	45

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SRA-7/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Risk Allocation Fund	$32,800	$32,800	$0	$0	$13,107	$13,107	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

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(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Risk Allocation Fund	$13,107	$13,107

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

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Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: October 3, 2016

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